Exhibit 99.1

News Release

937 Tahoe Boulevard, Suite 210 | Incline Village, NV 89451

Vintage Wine Estates Announces Timing of Conference Call and Webcast for Fiscal 2023 Second Quarter, Third Quarter, and Year-to-Date Results

INCLINE VILLAGE, NV, April 24, 2023 – Vintage Wine Estates, Inc. (Nasdaq: VWE and VWEWW) (“VWE” or the “Company”), one of the top wine producers in the U.S. with an industry leading direct-to-customer platform, announced today that it will release its second and third quarter, as well as year-to-date fiscal year 2023 financial results after market close on Wednesday, May 10, 2023. The Company will also file its restated first quarter fiscal 2023 results at that time.

Kris Johnston, Chief Financial Officer, commented, “While we had planned on releasing our second quarter results by the end of this month, there were a couple gating factors that resulted in our decision to consolidate our reporting with our third quarter results. Finalization of the impairment charges as well as year-end adjustments related to our captive insurance company caused us to have to re-address fiscal second quarter financials. Importantly, we are making strong progress with our efforts to improve the financial discipline throughout the organization, take out costs, simplify operations and focus resources on our key brands.”

Preliminary unaudited revenue for the nine-month period is expected to be approximately $223 million to $225 million including approximately $78 million in revenue in the second quarter fiscal 2023 and $67 million to $70 million in the seasonally weak third quarter. Preliminary operating loss for the nine-month period is expected to be $158 million to
$162 million. This reflects the impact of the previously announced impairment charges which are now expected to be approximately $140 million, severance costs related to staff reductions, inventory write downs associated with discontinued product and customer lines and revaluing of bulk wine inventory. Cash at March 31, 2023 was approximately $32 million.

Conference Call and Webcast Details:

The Company will host a conference call and live webcast on May 10 at 4:45 PM ET/ 1:45 PM PT, at which time management will review the Company’s financial results for the second and third quarters as well as the first nine months of fiscal 2023. Management will also provide updates on the status of plans to improve revenue and reduce costs. The review will be accompanied by a slide presentation, which will be available on the Company’s website at ir.vintagewineestates.com. A question-and-answer session will follow the formal discussion.

The conference call can be accessed by dialing 1-412-317-5180. The listen-only audio webcast can be monitored at ir.vintagewineestates.com. A telephonic replay will be available from approximately 7:45 PM ET / 4:45 PM PT on the day of the call through Wednesday, May 17, 2023, and can be accessed by dialing 1-412-317-6671 and entering the conference ID number 10178143. Alternatively, an archived webcast of the call can be found on the Company’s website in the investor relations section. A transcript of the call will be posted to the website once available.

About Vintage Wine Estates, Inc.
Vintage Wine Estates (Nasdaq: VWE and VWEWW) is a family of wineries and wines whose singular focus is producing the finest quality wines and incredible customer experiences with wineries throughout Napa, Sonoma, California’s Central Coast, Oregon, and Washington State. Since its founding 20 years ago, the Company has grown to be the 14th largest wine producer in the U.S., selling more than two million nine-liter equivalent cases annually. To consistently drive growth, the Company curates, creates, stewards, and markets its many brands and services to customers and end consumers via a balanced omni-channel strategy encompassing direct-to-consumer, wholesale, and exclusive brand arrangements with national retailers. While VWE is diverse across price points and varietals with over 60 brands ranging from $10 to $150 USD at retail, its primary focus is on the fastest growing luxury segment of the U.S. wine

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industry with the majority of brands selling in the range of $10 to $20 per bottle. The Company regularly posts updates and additional information at www.vintagewineestates.com.

Forward-Looking Statements

Some of the statements contained in this press release are forward-looking statements within the meaning of applicable securities laws (collectively, “forward-looking statements”). Forward-looking statements are all statements other than those of historical fact, and generally may be identified by the use of words such as “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “may,” “making,” “plan,” “project,” “should,” “will,” or other similar expressions that indicate future events or trends. These forward-looking statements include, but are not limited to, statements regarding results of the fair value evaluation of goodwill and indefinite-lived intangible assets, the anticipated filing of VWE’s results for the second quarter ended December 31, 2022 and third quarter ended March 31, 2023 and restated results for the first quarter ended September 30, 2022, the Company’s compliance with each of the covenants required by its bank credit agreement, VWE’s future plans regarding its asset management strategies, and business plans and strategies, including strategic cost cutting efforts and asset monetization opportunities and the timing of the Company’s conference call and webcast. These statements are based on various assumptions, whether or not identified in this news release, and on the current expectations of VWE’s management. These forward-looking statements are not intended to serve as, and should not be relied on by any investor as, a guarantee of actual performance or an assurance or definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ materially from those contained in or implied by such forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the control of VWE. Factors that could cause actual results to differ materially from the results expressed or implied by such forward-looking statements include, among others: the Company’s limited experience operating as a public company and its ability to remediate its material weaknesses in internal control over financial reporting and to maintain effective internal control over financial reporting; the ability of the Company to hire and retain key personnel; the effect of economic conditions on the industries and markets in which VWE operates, including financial market conditions, rising inflation, fluctuations in prices, interest rates and market demand; risks relating to the uncertainty of projected financial information; the effects of competition on VWE’s future business; risks related to the organic and inorganic growth of VWE’s business and the timing of expected business milestones; declines or unanticipated changes in consumer demand for VWE’s products; VWE’s ability to adequately source grapes and other raw materials and any increase in the cost of such materials; the impact of environmental catastrophe, natural disasters, disease, pests, weather conditions and inadequate water supply on VWE’s business; VWE’s level of insurance against catastrophic events and losses; VWE’s significant reliance on its distribution channels, including independent distributors; potential reputational harm to VWE’s brands from internal and external sources; possible decreases in VWE’s wine quality ratings; integration risks associated with recent acquisitions; possible litigation relating to misuse or abuse of alcohol; changes in applicable laws and regulations and the significant expense to VWE of operating in a highly regulated industry; VWE’s ability to maintain necessary licenses; VWE’s ability to protect its trademarks and other intellectual property rights; risks associated with the Company’s information technology and ability to maintain and protect personal information; VWE’s ability to make payments on its indebtedness; and those factors discussed in the Company’s most recent Annual Report on Form 10-K and in subsequent Quarterly Reports on Form 10-Q or other reports filed with the Securities and Exchange Commission. There may be additional risks including other adjustments that VWE does not presently know or that VWE currently believes are immaterial that could also cause actual results to differ from those expressed in or implied by these forward-looking statements. In addition, forward-looking statements reflect VWE’s expectations, plans or forecasts of future events and views as of the date and time of this news release. VWE undertakes no obligation to update or revise any forward-looking statements contained herein, except as may be required by law.

Accordingly, undue reliance should not be placed upon these forward-looking statements.

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Contacts:

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Investors Deborah K. Pawlowski / Patty Yahn-Urlaub Kei Advisors LLC dpawlowski@keiadvisors.com/ pyahnurlaub@keiadvisors.com Phone: 716.843.3908	Media Mary Ann Vangrin MVangrin@vintagewineestates.com

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